UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 23, 2009

NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05	COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On January 27, 2009, Navistar International Corporation (the “Company”) filed a Current Report on Form 8-K (“Form 8-K”) disclosing that it committed to close its Indianapolis Engine Plant (“IEP”) and its foundry, Indianapolis Casting Corporation (“ICC”).  On February 23, 2009, the Company filed a Current Report on Form 8-K/A amending the Form 8-K to include the range of costs expected to be incurred in connection with its commitment to close IEP and ICC.  The closures of IEP and ICC were originally expected to be completed by July 31, 2009.  With respect to the IEP facility, the Company intends to continue certain quality control and manufacturing engineering activities at IEP for the foreseeable future. Subsequent to July 31, 2009, there will be no other business activities at the IEP facility aside from such engineering activities.  With respect to the ICC facility, the Company anticipates that it will close ICC by December 31, 2009.  The changes to the Company’s planned activities at IEP and the timing of the closure of ICC are not expected to have a material effect on our financial condition or results of operations including previously disclosed charges.

Navistar International Corporation (NYSE: NAV) is a holding company whose subsidiaries and affiliates produce International® brand commercial and military trucks, MaxxForce® brand diesel engines, IC BusTM brand school and commercial buses, the Monaco®, Holiday Rambler®, Safari®, Beaver®, McKenzieTM and R-Vision® brand RVs, and Workhorse® brand chassis for motor homes and step vans. It also is a private-label designer and manufacturer of diesel engines for the pickup truck, van and SUV markets. The Company also provides truck and diesel engine service parts. Another affiliate offers financing services. Additional information is available at www.navistar.com.

Forward Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item 1A, Risk Factors, of our Form 10-K for the fiscal year ended October 31, 2008, which was filed on December 30, 2008, and Item 1A, Risk Factors, included within our Form 10-Q for the period ended April 30, 2009, which was filed on June 9, 2009. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
Registrant

Date: July 27, 2009	/s/ Andrew J. Cederoth
Andrew J. Cederoth Principal Financial Officer